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                                                                     EXHIBIT 4.1

       SPECIMEN FORM OF CERTIFICATE FOR SERVICE 1ST BANCORP COMMON STOCK
       -----------------------------------------------------------------

012550
--------------------------
|                        |
|                        |
|                        |
|   -----NUMBER-------   |                                                            ------SHARES------
|   |                |   |                                                            |                |
|   | SFB            |   |                   SERVICE 1ST BANCORP                      |                |
|   |                |   |                                                            |                |
|   ------------------   |  INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA    ------------------
|                        |                                                              COMMON STOCK
|                        |                                                            CUSIP 81757C 10 8
|                        |                                                             SEE REVERSE FOR
|                        |                                                           CERTAIN DEFINITIONS
|                        |  ----------------------------------------------------------------------------
|                        |  |                                                                          |
|                        |  |  THIS CERTIFIES THAT                                                     |
|                        |  |                                                                          |
|                        |  |                                                                          |
|                        |  |                                                                          |
|                        |  |                                                                          |
|                        |  |                                                                          |
|                        |  |                                                                          |
|                        |  |                                                                          |
|                        |  |                                                                          |
|                        |  |  IS THE RECORD HOLDER OF                                                 |
|                        |  |                                                                          |
|                        |  ----------------------------------------------------------------------------
|                        |
|                        |    FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF
|                        |
|                        |  ----------------------------SERVICE 1ST BANCORP-----------------------------
|                        |                             CERTIFICATE OF STOCK
|                        |  transferable on the books of the Corporation by the holder hereof or by duly
|                        |  authorized attorney upon surrender of this Certificate properly endorsed.
|                        |  This Certificate is not valid unless countersigned and registered by the
|                        |  Transfer Agent and Registrar.
|                        |
|                        |    WITNESS the facsimile seal of the Corporation and the facsimile signatures
|                        |  of its duly authorized officers.
|                        |
|                        |  Dated:
|                        |
|                        |
|                        |       [SEAL]           /s/ JOHN O. BROOKS                        /s/ BRYAN HYZDU
|                        |  SERVICE 1st BANCORP   --------------------------------          -------------------
|                        |     INCORPORATED       Chairman/Chief Executive Officer          Corporate Secretary
|                        |         --
--------------------------       JAN 23,
                                  2003
                               CALIFORNIA          Countersigned and Registered:
                                                             U.S. STOCK TRANSFER CORPORATION
                                                                       (Glendale, CA)
                                                   By:                     Transfer Agent and Registrar


                                                                           ----------------------------
                                                                              Authorized Signature

                                                                                           Page 26 of 29
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